CAVANAL HILL FUNDS

Supplement dated August 1, 2014
to the
Cavanal Hill Opportunistic Fund Prospectus
(A Shares, No-Load Investor Shares, Institutional Shares)
dated December 31, 2013

This Supplement provides updated information regarding the Cavanal Hill Opportunistic Fund diversification status and supersedes any information to the contrary in the Cavanal Hill Opportunistic Fund Prospectus dated December 31, 2013 (“Prospectus”).

At its inception, the Cavanal Hill Opportunistic Fund was designated as a non-diversified fund. Management anticipated that as assets under management grew, it would eventually be operated as a non-diversified fund. It has not operated as a non-diversified fund and management no longer intends to operate in such manner.

Effective immediately, all references in the Prospectus to the Opportunistic Fund being a non-diversified fund shall be replaced to indicate that the Opportunistic Fund is a diversified fund.

All other information contained in the Prospectus remains unchanged.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE.